EXHIBIT 99.11(B)


                               CONSENT OF COUNSEL

     We hereby consent to the reference to our firm included in the prospectus filed as part of Registration Statement No. 33-6486.


                      SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

New York, New York
February 12, 1999